UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2010

MXENERGY HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	333-138425	20-2930908
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

595 Summer Street, Suite 300, Stamford, Connecticut  06901

(Address and zip code of principal executive offices)

203-356-1318

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy  the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                     Entry into a Material Definitive Agreement

On May 25, 2010, MXenergy Inc., a subsidiary of MXenergy Holdings Inc. (the “Company”), executed a letter of agreement (the “Letter of Agreement”), effective as of March 1, 2010, with Sempra Energy Trading LLC (“RBS Sempra”).  The Letter of Agreement waives or modifies certain terms of the ISDA Master Agreement dated as of September 22, 2009, as amended (the “Gas ISDA Master Agreement”), between the Company and certain of its subsidiaries, as guarantors, and RBS Sempra.

In April 2010, the Company began delivering natural gas to a local distribution company (“LDC”) in Ohio as part of a new Standard Service Offer program (the “SSO Program”).  As of April 1, 2010, based upon estimates received directly from the LDC, the Company expects to deliver to the LDC approximately 11.0 million MMBtus of natural gas annually as a provider under the SSO Program.  The Letter of Agreement amends certain fees related to natural gas supply and hedging activity specifically related to the SSO Program.  Additionally, the Letter of Agreement requires that natural gas purchased by the Company for delivery under the SSO Program be excluded from certain volume limitations and/or minimum purchase requirements required under the terms of the Gas ISDA Master Agreement.

The description of the Letter of Agreement is qualified in its entirety by reference to the complete terms of such document, which is attached to this Current Report as Exhibit 10.1.

Item 2.02                     Results of Operations and Financial Condition

In accordance with Rule 402 of Regulation S-T, the information being furnished in this Item 2.02 and in Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific references in such filing.

On May 21, 2010, the Company held a conference call to discuss the financial results of the Company for the quarter ended March 31, 2010, which is the third quarter of its fiscal year (the “Earnings Call”).  A copy of the transcript (the “Transcript”) of the Earnings Call is attached to this Current Report as Exhibit 99.1, and is incorporated herein solely for purposes of this Item 2.02 disclosure.  The Transcript has been selectively edited to facilitate the understanding of the information communicated during the conference call.

Item 9.01                     Financial Statements and Exhibits

Exhibit No.	Exhibit Description
10.1	Letter of Agreement, dated as of March 1, 2010, by and among MXenergy Inc. and Sempra Energy Trading LLC.
99.1	Transcript of the earnings conference call for the quarter ended March 31, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MXENERGY HOLDINGS INC.
(Registrant)

Date: May 27, 2010	/s/ Chaitu Parikh
	Name:	Chaitu Parikh
	Title:	Executive Vice President and Chief Financial Officer